UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2019

Command Center, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington	000-53088	91-2079472
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3609 S. Wadsworth Blvd., Suite 250, Lakewood, CO	80235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 464-5844

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On April 8, 2019, Command Center, Inc. (the “Company”), CCNI One, Inc., a wholly-owned subsidiary of the Company (“Merger Sub 1”), Command Florida, LLC, a wholly-owned subsidiary of the Company (“Merger Sub 2”), Hire Quest Holdings, LLC (“Hire Quest”) and solely for purposes of Sections 5.20(c), 5.20(e) and 5.23 of the agreement, Richard Hermanns as the representative of the members (the “Member Representative”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for the acquisition of Hire Quest by the Company. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, (i) Merger Sub 1 will be merged with and into Hire Quest (the “First Merger”), with Hire Quest being the surviving entity (the “First Surviving Company”), and (ii) immediately following the First Merger, the First Surviving Company will be merged with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Merger”), with Merger Sub 2 being the surviving entity (the “Surviving Company”). Upon completion of the Merger and subject to shareholder approval, the Company will change its name to HireQuest, Inc. In addition, the Merger Agreement contemplates that the Company will commence a self-tender offer to purchase up to 1,500,000 shares of its common stock at share price of $6.00 per share (the “Offer”).

Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the Board of Directors of the Company and the members of Hire Quest, if the Merger is completed, all of the ownership interests in Hire Quest will be converted into the right to receive an aggregate number of shares of the Company’s common stock (such number, the “Merger Shares”) representing 68% of the shares of the Company’s common stock outstanding immediately after the effective time of the Merger but prior to giving effect to the purchase of the Company’s common stock pursuant to the Offer. The Merger Agreement provides that as a condition to the closing of the Merger, members of Hire Quest which receive the Merger Shares shall agree not to tender such shares in the Offer. The Merger Agreement requires Hire Quest’s net tangible assets at closing to be at least $14 million.

If the Merger is completed, the Company is obligated to appoint four directors selected by Hire Quest to the Company’s Board of Directors and three of the Company’s current directors will remain on the Board of Directors following the closing of the Merger (the “Company Directors”). The Merger Agreement provides that, of the Company Directors, one will remain on the Board until the 2022 annual shareholder meeting, the second will remain on the Board until the 2021 annual shareholder meeting, and the third will remain on the Board until the 2020 annual shareholder meeting. At closing of the Merger, the Company or an affiliate will enter into employment agreements with certain executives and employees of Hire Quest, including Richard Hermanns.

 The Company and Hire Quest have made customary representations, warranties and covenants in the Merger Agreement. Subject to certain exceptions, each of the Company and Hire Quest is required, among other things, to conduct its business in the ordinary course in all material respects during the interim period between the execution of the Merger Agreement and the closing of the Merger. In addition, neither the Company nor Hire Quest may solicit alternative business combination transactions and, subject to certain exceptions, may not engage in discussions or negotiations regarding any alternative business combination transaction. The Company is required to seek shareholder approval of (i) the amendment of the Company’s articles of incorporation to increase the authorized shares of Company’s common stock and preferred stock and to change the name of the Company to “HireQuest, Inc.”, (ii) the issuance of shares of common stock pursuant to the Merger Agreement and the related change of control of the Company pursuant to Nasdaq listing rules, and (iii) the conversion of the Company from a Washington corporation to a Delaware corporation. The Company will call and hold a shareholders meeting seeking to obtain such approvals. The shareholder approvals in (i) and (ii) are collectively referred to as the “Required Approvals.”

In connection with the Merger, the Company’s executive officers, directors, and certain shareholders, collectively representing approximately 24% of the Company’s voting power (excluding options), entered into voting agreements with Hire Quest, pursuant to which they agreed to vote in favor of the issuance of the shares in connection with the Merger and in favor of the other actions contemplated by the Merger Agreement (the “Shareholder Voting Agreements”). The Merger Agreement also provides that the shares of the Company stock to be issued in connection with the Merger will be issued under an exemption from registration under the Securities Act of 1933 and subject to certain transfer restrictions.

The Merger Agreement also contemplates that the Company will enter, upon closing of the Merger, into a consulting arrangement with an affiliate of Dock Square Capital, LLC, which affiliate (the “Strategic Partner”) is currently a strategic partner of, and investor in, Hire Quest. Pursuant to this consulting arrangement, the Strategic Partner would introduce prospective customers and expand relationships with existing customers of the Company in return for which it would be eligible to receive unregistered shares of the Company’s common stock, subject to certain performance metrics and vesting terms. The grant of any such shares by the Company would be based on the Company’s gross revenue generated from the services of the Strategic Investor as measured over a 12 month period. Upon the grant of any such shares, 50% of such granted shares would vest immediately, and the remaining 50% of such granted shares would be subject to a vesting requirement linked to the Company’s gross revenue generated from the services of the Strategic Investor measured over a 3 year period. We refer to any such shares as the “Performance Shares.”   We anticipate the maximum number of Performance Shares issuable under the consulting arrangement would not exceed 1,612,981, which assumes (i) the total outstanding shares of the Company’s common stock immediately after closing the Merger is 14,466,659, and (ii) 1,500,000 shares of the Company’s common stock will subsequently be tendered in the Offer. Any Performance Shares would be in addition to the pro rata portion of the Merger Shares that the Strategic Partner would receive at closing of the Merger along with the other investors in Hire Quest.    The Strategic Partner would receive any declared and paid dividends on issued Performance Shares (including the unvested portion of such shares during the 3 year vesting measurement period), and the issued but unvested Performance Shares would vest on a change of control of the Company.  In addition, the Strategic Partner would receive piggy-back registration rights with respect to its Performance Shares issued and vested at the time of such registration.

Completion of the Merger is subject to certain conditions, including, among others: (i) approval of the Required Approvals by the Company’s shareholders, (ii) the Company, Hire Quest and Branch Banking & Trust Company (“BB&T Bank”) entering into a $30 million credit facility as defined and further described in the Merger Agreement, (iii) the absence of any court order, law, or rule prohibiting the completion of the Merger, (iv) Hire Quest security holders entering into standard investor representation letters, (v) certain Hire Quest security holders entering into non-competition agreements, (vi) the completion of a pre-closing reorganization of Hire Quest, and (vii) the Company’s delivery of certain directors’ signed resignations to Hire Quest. The obligation of each party to complete the Merger is also conditioned upon the accuracy (in certain cases subject to a materiality qualifier) of the other party’s representations and warranties and the other party having performed in all material respects its obligations under the Merger Agreement.

The Merger Agreement contains certain termination rights for both the Company and Hire Quest, including if the Merger is not consummated on or before the 150th day following the date of the Merger Agreement (the “End Date”) or if the Required Approval of the Company’s shareholders is not obtained. The Merger Agreement also provides that, upon termination of the Merger Agreement under specified circumstances, including termination of the Merger Agreement by the Company or Hire Quest for failure to receive the Required Approval of the Company’s shareholders or failure to consummate the Merger on or before the End Date and the Company’s subsequent entering into a letter of intent or agreement with respect to an acquisition by a third party, the Company shall pay to Hire Quest a termination fee of $1.2 million (the “Termination Fee”). The Merger Agreement also provides that, if Hire Quest terminates the Merger Agreement due to an adverse Board recommendation or the Company’s breach of certain covenants, then the Company shall pay to Hire Quest the Termination Fee. The Merger Agreement further provides that, if the Company terminates due to a governmental authority’s prevention of the Offer, the Company shall pay to Hire Quest 50% of the Termination Fee.

The foregoing description of the Merger Agreement is not a complete description of all of the parties’ rights and obligations under the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The foregoing description of the Shareholder Voting Agreements is not a complete description of all of the parties’ rights and obligations under such agreements and is qualified in its entirety by reference to the form of Shareholder Voting Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or Hire Quest. The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them rather than establishing matters as facts, and may be subject to standards of materiality that differ from those applicable to investors and security holders. Accordingly, investors should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or Hire Quest or their respective businesses. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Company that it includes in reports, statements, and other filings it makes with the Securities and Exchange Commission (“SEC”).

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the execution of the Merger Agreement, each member of the Company’s Board of Directors has submitted a conditional resignation from the Board of Directors. It is contemplated that four of such resignations would be effective and accepted by the Company at the effective time of the Merger and three of such resignations would not be accepted. It has not yet been determined which directors will remain on the Board of Directors as the Company Directors following the closing of the Merger.

Item 8.01     Other Events.

On April 8, 2019, the Company issued a press release announcing execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated April 8, 2019, by and among Command Center, Inc., CCNI One, Inc., Command Florida, LLC, Hire Quest Holdings, LLC and Richard Hermanns as Member Representative
10.1	Form of Shareholder Voting Agreement
99.1	Press Release dated April 8, 2019

Important Information for Investors and Shareholders

Communications in this Current Report on Form 8-K do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the Merger between the Company and Hire Quest, the Company will be filing documents with the SEC, including a definitive proxy statement and a tender offer statement on Schedule TO. Before making any voting or investment decision, investors and shareholders are urged to read carefully the definitive proxy statement, the tender offer statement and any other relevant documents filed by the Company with the SEC when they become available because they will contain important information about the Merger and the Offer. You may obtain copies of all documents filed with the SEC regarding these transactions, free of charge, at the SEC’s website (www.sec.gov), by accessing the Company’s website at www.commandonline.com under the heading “Investors” and then under the link “SEC Filings” and from the Company by directing a request to the Company at 3609 S. Wadsworth Blvd., Suite 250, Lakewood, CO, Attention: Corporate Secretary.

The Company and its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. You can find information about the Company’s directors and executive officers in its definitive proxy statement filed with the SEC on May 24, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. You can obtain free copies of these documents from the Company using the contact information above.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including statements regarding the Merger with Hire Quest and the Offer, and the expected benefits from such transactions, including economies of scale, increased profitability and cash flows and the ability to capture additional market share. All statements other than statements of historical facts contained herein, including the statements identified in the preceding sentence and other statements regarding our future financial position, liquidity, business strategy and plans and objectives of management for future operations, are forward-looking statements. All statements other than statements of historical facts contained herein, including statements regarding our future financial position, liquidity, business strategy and plans and objectives of management for future operations, are forward-looking statements. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to us, are intended to identify forward- looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs.

Important factors that could cause actual results to differ from those in the forward-looking statements include: the possibility that the merger and/or the tender offer will not close; the possibility that anticipated benefits from the Merger will not be realized, or will not be realized within the expected time period; the possibility that the Merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions including the failure of the Company to obtain the Required Approvals pursuant to the Merger; the risk that the Company and Hire Quest businesses will not be integrated successfully and disruption from the Merger making it more difficult to maintain business and operational relationships; the possibility that only a fraction of the shares covered by the Offer will be tendered; and the possibility that the Offer price of $6.00 per share will not reflect the fair market value of the shares.

Further information on risks we face is contained in our filings with the SEC, including our Form 10-K for the fiscal year ended December 28, 2018, and will be contained in our SEC filings in connection with the merger and the tender offer. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMAND CENTER, INC.

Dated: April 9, 2019	By:	/s/ Brendan Simaytis
		Name:	Brendan Simaytis
		Title:	Executive V.P. and General Counsel

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